EXHIBIT 99.5

Selection Criteria: WMC2; IOFLAG in 'Y'
Table of Contents

1. Summary
2. Current Principal Balance
3. Current Rate
4. Credit Score
5. Lien
6. Combined Original LTV
7. Original LTV
8. Documentation
9. Purpose
10. Occupancy
11. Property Type
12. State
13. Zip
14. Remaining Months to Maturity
15. Amortization Type
16. Initial Periodic Cap
17. Periodic Cap
18. Months to Rate Reset
19. Life Maximum Rate
20. Margin

1. Summary

Scheduled Principal Balance: $218,123,554
Number of Mortgage Loans: 699
Average Scheduled Principal Balance: $312,051
Weighted Average Gross Coupon: 6.347%
Weighted Average Net Coupon: 5.837%
Weighted Average Current FICO Score: 672
Weighted Average Original LTV Ratio: 81.52%

Weighted Average Combined Original LTV Ratio: 81.52%
Weighted Average Stated Remaining Term (months): 359
Weighted Average Seasoning(months): 1
Weighted Average Months to Roll: 26
Weighted Average Gross Margin: 6.16%
Weighted Average Initial Rate Cap: 3.10%
Weighted Average Periodic Rate Cap: 1.00%
Weighted Average Gross Maximum Lifetime Rate: 12.85%

2. Current Principal Balance

Current Principal Balance	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
$50,001 - $75,000	1	$54,400	0.02%	7.99%	684	$54,400	80.00%	0.00%	0.00%
$75,001 - $100,000	6	550,200	0.25	6.975	653	91,700	81.41	47.36	100
$100,001 - $125,000	20	2,264,602	1.04	6.912	652	113,230	84.59	54.56	100
$125,001 - $150,000	31	4,266,047	1.96	6.564	661	137,614	81.26	74.69	96.62
$150,001 - $200,000	81	14,394,260	6.6	6.501	674	177,707	80.6	49.09	98.64
$200,001 - $250,000	112	24,976,810	11.45	6.401	662	223,007	80.89	53	96.54
$250,001 - $300,000	118	32,570,883	14.93	6.349	671	276,024	81.5	47.72	95.8
$300,001 - $350,000	88	28,456,916	13.05	6.418	678	323,374	81.39	29.44	100
$350,001 - $400,000	86	32,457,646	14.88	6.273	682	377,414	81.74	33.69	100
$400,001 - $450,000	54	22,775,942	10.44	6.32	672	421,777	82.1	35.11	100
$450,001 - $500,000	34	16,079,159	7.37	6.084	681	472,916	81.94	32.3	100
$500,001 - $550,000	29	15,061,461	6.91	6.343	665	519,361	81.07	34.7	100
$550,001 - $600,000	19	11,008,882	5.05	6.525	681	579,415	80.69	10.62	100
$600,001 - $650,000	10	6,233,433	2.86	6.008	676	623,343	81.84	49.93	100
$650,001 - $700,000	6	4,064,513	1.86	6.279	640	677,419	83.25	16.55	100
$700,001 & Above	4	2,908,400	1.33	6.18	646	727,100	83.82	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

3. Current Rate

Current Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
4.99 & Below	2	$441,850	0.20%	4.99%	742	$220,925	79.47%	100.00%	38.98%
5.00 - 5.49	17	6,308,356	2.89	5.258	706	371,080	78.66	39.08	100
5.50 - 5.99	190	63,345,438	29.04	5.803	678	333,397	80.78	48.15	98.26
6.00 - 6.49	203	66,127,831	30.32	6.248	671	325,753	81.17	37.61	99.58
6.50 - 6.99	198	57,637,562	26.42	6.721	666	291,099	82.12	30.27	98.39
7.00 - 7.49	50	13,209,744	6.06	7.233	657	264,195	84.08	36.5	100
7.50 - 7.99	33	9,574,569	4.39	7.654	674	290,138	82.77	26.28	99.43
8.00 - 8.49	5	1,369,905	0.63	8.135	695	273,981	86.22	10.72	100
8.50 - 8.99	1	108,300	0.05	8.635	610	108,300	95	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

4. Credit Score

Credit Score	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
740 & Above	73	$21,354,090	9.79%	6.18%	764	$292,522	81.15%	36.03%	98.05%
720 - 739	50	15,801,186	7.24	6.313	730	316,024	81.72	27.22	98.25
700 - 719	72	24,044,572	11.02	6.187	709	333,952	81.56	24.16	97.46
680 - 699	85	27,667,323	12.68	6.487	688	325,498	81.04	20.52	98.18

660 - 679	129	41,530,766	19.04	6.375	670	321,944	81.3	28.97	98.74
640 - 659	92	31,105,499	14.26	6.222	649	338,103	82.49	43.63	99.04
620 - 639	76	22,868,795	10.48	6.323	629	300,905	81.05	55.67	100
600 - 619	74	20,824,923	9.55	6.543	610	281,418	81.24	57.45	100
580 - 599	47	12,658,400	5.8	6.629	590	269,328	82.48	72.4	100
540 - 559	1	268,000	0.12	5.875	552	268,000	80	100	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

5. Lien

Lien	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
1	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

6. Combined Original LTV

Combined Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	6	$1,758,000	0.81%	6.10%	628	$293,000	52.82%	57.05%	100.00%
60.01 - 70.00	17	5,298,000	2.43	6.05	641	311,647	67.37	38.85	100
70.01 - 80.00	508	157,830,469	72.36	6.308	678	310,690	79.7	33.81	98.5
80.01 - 85.00	45	13,338,106	6.11	6.321	644	296,402	84.38	49.64	100
85.01 - 90.00	85	28,656,876	13.14	6.5	664	337,140	89.41	43.99	100

90.01 - 95.00	37	10,985,104	5.04	6.719	662	296,895	94.56	68.87	97.71
95.01 - 100.00	1	257,000	0.12	6.775	686	257,000	100	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

7. Original LTV

Original LTV	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
60.00 & Below	6	$1,758,000	0.81%	6.10%	628	$293,000	52.82%	57.05%	100.00%
60.01 - 70.00	17	5,298,000	2.43	6.05	641	311,647	67.37	38.85	100
70.01 - 80.00	508	157,830,469	72.36	6.308	678	310,690	79.7	33.81	98.5
80.01 - 85.00	45	13,338,106	6.11	6.321	644	296,402	84.38	49.64	100
85.01 - 90.00	85	28,656,876	13.14	6.5	664	337,140	89.41	43.99	100
90.01 - 95.00	37	10,985,104	5.04	6.719	662	296,895	94.56	68.87	97.71
95.01 - 100.00	1	257,000	0.12	6.775	686	257,000	100	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

8. Documentation

Documentation	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
Full (W2 and Tax Returns)	293	$81,813,487	37.51%	6.25%	658	$279,227	82.15%	100.00%	97.47%
Limited (12 Months Bank Statements)	155	54,727,854	25.09	6.179	660	353,083	82.2	0	99.08
Streamlined -Stated (PITI Verified)	163	53,304,250	24.44	6.66	704	327,020	80.26	0	100

Stated (Stated/Stated)	59	19,250,065	8.83	6.346	689	326,272	80.88	0	100
Lite (6 Month Bank Statement)	25	7,201,932	3.3	6.376	651	288,077	79.62	0	99.24
Full-Alt(24 Month Bank Statements)	3	1,397,978	0.64	6.496	660	465,993	84.15	100	100
86 Stated -Stated Loans over 85 LTV	1	427,989	0.2	7.43	752	427,989	80	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

9. Purpose

Purpose	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
PURCHASE	377	$120,759,724	55.36%	6.36%	685	$320,318	80.58%	31.11%	98.12%
CASHOUT REFI	296	89,410,936	40.99	6.347	656	302,064	82.53	46.39	99.6
RATE/TERM REFI	26	7,952,894	3.65	6.181	663	305,881	84.38	52.27	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

10. Occupancy

Occupancy	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
OWNER OCCUPIED	687	$215,496,852	98.80%	6.35%	672	$313,678	81.52%	37.65%	100.00%
SECOND HOME	11	2,572,302	1.18	6.079	706	233,846	81.47	80.41	0
INVESTOR	1	54,400	0.02	7.99	684	54,400	80	0	0
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

11. Property Type

Property Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
SINGLE FAMILY	511	$160,295,124	73.49%	6.36%	669	$313,689	81.29%	36.01%	99.43%
PUD	99	30,652,914	14.05	6.361	681	309,625	82.24	44.67	95.85
CONDO	79	23,741,853	10.88	6.233	681	300,530	82	42.59	98.11
2 FAMILY	9	3,216,063	1.47	6.33	682	357,340	82.46	45.45	100
3-4 FAMILY	1	217,600	0.1	5.99	659	217,600	80	100	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

12. State

State	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
CA	396	$143,009,044	65.56%	6.27%	675	$361,134	81.13%	35.20%	99.85%
MD	35	9,727,953	4.46	6.612	662	277,942	82.98	51.62	100
FL	37	8,871,508	4.07	6.5	666	239,770	83.61	40.72	94.01
AZ	35	8,594,540	3.94	6.581	654	245,558	81.15	55.95	91.21
WA	31	8,305,741	3.81	6.214	676	267,927	80.86	22.68	100
NY	21	6,923,049	3.17	6.397	662	329,669	80.82	36.46	100
NV	22	6,016,049	2.76	6.31	684	273,457	83.02	65.21	82.25
VA	19	5,445,600	2.5	6.741	667	286,611	80.98	31.19	100
MA	13	3,848,150	1.76	6.233	674	296,012	84.36	18.84	100

NJ	10	2,995,407	1.37	6.446	667	299,541	81.91	39.94	100
Other	80	14,386,514	6.6	6.6	667	179,831	82.69	51.99	99.62
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

13. Zip

Zip	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
94015	5	$2,819,000	1.29%	6.30%	676	$563,800	82.39%	0.00%	100.00%
91761	5	1,867,711	0.86	6.247	670	373,542	80.08	40.56	100
94531	4	1,863,200	0.85	6.566	682	465,800	80	0	100
94513	3	1,722,513	0.79	6.399	644	574,171	85.03	70.97	100
95206	5	1,504,000	0.69	6.564	691	300,800	81.82	38.03	100
94621	4	1,451,500	0.67	5.975	705	362,875	82.45	0	100
91307	3	1,433,600	0.66	6.418	660	477,867	80	0	100
92563	3	1,371,750	0.63	5.58	725	457,250	79.99	70.84	100
93552	5	1,306,639	0.6	6.248	636	261,328	83.54	41.02	100
91706	4	1,286,250	0.59	6.395	676	321,563	85.92	21.79	100
Other	658	201,497,392	92.38	6.352	672	306,227	81.47	39.14	98.7
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

14. Remaining Months to Maturity

Remaining Months to Maturity	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
241 - 360	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

15. Amortization Type

Amortization Type	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
2 YR ARM IO	591	$186,716,991	85.60%	6.37%	672	$315,934	81.52%	38.20%	98.90%
5 YR ARM IO	54	16,481,645	7.56	6.132	672	305,216	81.97	38.72	99.67
3 YR ARM IO	54	14,924,919	6.84	6.259	683	276,387	80.95	36.82	96.57
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

16. Initial Periodic Cap

Initial Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00	8	$2,077,925	0.95%	6.76%	657	$259,741	84.69%	50.66%	100.00%
1.01 - 1.50	8	1,877,800	0.86	6.346	698	234,725	88.27	41.56	100
2.51 - 3.00	636	199,895,414	91.64	6.36	672	314,301	81.44	37.81	98.71
4.51 - 5.00	47	14,272,415	6.54	6.105	675	303,668	81.29	40.68	99.62
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

17. Periodic Cap

Periodic Cap	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.51 - 1.00	698	$217,938,554	99.92%	6.35%	672	$312,233	81.51%	38.18%	98.79%
1.51 - 2.00	1	185,000	0.08	7.9	686	185,000	84.09	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

18. Months to Rate Reset

Months to Rate Reset	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
13 - 24	591	$186,716,991	85.60%	6.37%	672	$315,934	81.52%	38.20%	98.90%
25 - 36	54	14,924,919	6.84	6.259	683	276,387	80.95	36.82	96.57
49 & Above	54	16,481,645	7.56	6.132	672	305,216	81.97	38.72	99.67
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

19. Life Maximum Rate

Life Maximum Rate	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.00 - 11.99	20	$7,153,956	3.28%	5.26%	703	$357,698	79.07%	46.28%	96.23%
12.00 - 12.49	189	62,941,688	28.86	5.804	678	333,025	80.75	47.82	98.25
12.50 - 12.99	204	66,432,831	30.46	6.251	671	325,651	81.19	37.44	99.58
13.00 - 13.49	197	57,332,562	26.28	6.72	667	291,028	82.1	30.43	98.38
13.50 - 13.99	50	13,209,744	6.06	7.233	657	264,195	84.08	36.5	100
14.00 - 14.49	32	9,389,569	4.3	7.649	674	293,424	82.74	26.8	99.42
14.50 - 14.99	6	1,554,905	0.71	8.107	694	259,151	85.97	9.45	100
15.00 - 15.49	1	108,300	0.05	8.635	610	108,300	95	0	100
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

20. Margin

Margin	Number of Loans	Principal Balance	Pct. Of Pool By Principal Balance	Weighted Avg. Gross Coupon	Weighted Avg. Current FICO	Avg. Principal Balance	Weighted Avg. Combined Original LTV	Pct. Full Doc	Pct. Owner Occupied
0.00 - 4.99	24	$6,142,035	2.82%	6.19%	685	$255,918	81.17%	34.24%	100.00%
5.00 - 5.49	68	22,137,721	10.15	5.881	676	325,555	80.14	55.22	99.04
5.50 - 5.99	165	56,146,161	25.74	6.069	667	340,280	80.47	40.4	98.68
6.00 - 6.49	223	66,805,858	30.63	6.33	674	299,578	80.78	40.55	97.78
6.50 - 6.99	127	39,487,947	18.1	6.681	672	310,929	82.44	26.12	100
7.00 & Above	92	27,403,833	12.56	6.89	675	297,868	85.32	32.1	99.28
Total:	699	$218,123,554	100.00%	6.35%	672	$312,051	81.52%	38.15%	98.80%

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